                                                                EXHIBIT 10.2


                 OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT


THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S OF THE 1933 ACT) OR TO, OR FOR THE ACCOUNT OF OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S OF THE 1933 ACT) EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT dated as of February 28,
1996 (the "Agreement"), is executed in reliance upon the exemption from registration afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended. Capitalized terms used herein and not defined shall have the meanings given to them in Regulation S.

This Agreement has been executed by the undersigned,
__________________, as "Purchaser" in connection with the private placement of a principal amount not to exceed $3,500,000 of 10.0% Cumulative Convertible Debentures of DDL ELECTRONICS, INC., a corporation organized under the laws of the State of Delaware, with its principal executive offices
located at 2151 Anchor Court, Newbury Park, California   91320  (hereinafter
referred to as the "SELLER" or "COMPANY"). Purchaser hereby represents and warrants to, and agrees with SELLER:

1.   Agreement to Subscribe:    Purchase Price.
     -----------------------------------------
     a) Subscription.     The undersigned Purchaser hereby subscribes for and
agrees to purchase the SELLER's 10.0% Cumulative Convertible Debentures having an aggregate principal amount of U.S. ________________________ (singly, a "Debenture", and collectively, the "Debentures").

     b) Form of Payment.    Purchaser shall pay the total consideration by
delivering good funds by wire transfer in United States Dollars on or before February 28, 1996 into the escrow account as follows:

 The Bank of New York,
 350 Fifth Avenue,
 NY, NY 10016
 ABA Number:  02100018
 Swift Number:
 Account Number:  105-0036843
 Account Name: Krieger & Prager - Master Escrow Account

     c) By signing this Agreement, the PURCHASER and the COMPANY each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions attached hereto as Annex II, all of the provisions of which are incorporated herein by this reference as if set forth in full.

     d) Closing. Subject to the satisfaction of the conditions set forth in Sections 7 and 8 hereof, the closing of the transactions contemplated by this Agreement shall occur from time to time on or before February 28, 1996 or such earlier date as is mutually agreed in writing by Purchaser and SELLER.

2.   Purchaser Representations; Access to Information.
     ------------------------------------------------
     a) Offshore Transaction.    In connection with the purchase and sale of
the Debentures, Purchaser represents and warrants to, and covenants and agrees with SELLER as follows:

     i) Purchaser is not a natural person and is not organized under the laws of any jurisdiction within the United States, was not formed by a U. S. Person (as defined in Section 902(o) of Regulation S) for the purpose of investing in Regulation S securities and is not otherwise a U. S. Person. Purchaser is not, and on the closing date will not be, an affiliate of the SELLER;

     ii) At the time this buy order was originated, Purchaser was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement;

     iii) No offer to purchase the Debentures or the common stock of SELLER issuable upon conversion of the Debentures (collectively, the "Securities") was made by Purchaser in the United States;

     iv) Purchaser is purchasing the Securities for its own account and Purchaser is qualified to purchase the Securities under the laws of its jurisdiction of residence, and the offer and sale of the Securities will not violate the securities or other laws of such jurisdiction;

     v) All offers and sales of any of the Securities by Purchaser prior to the end of the Restricted Period (as hereinafter defined) shall be made in compliance with any applicable securities laws of any applicable jurisdiction and in accordance with Rule 903 and 904, as applicable, of Regulation S or pursuant to registration of securities under the 1933 Act or pursuant to an exemption from registration. In any case, none of the Securities have been and will be offered or sold by Purchaser to, or for the account or benefit of, a U. S. Person or within the United States until after the end of the forty (40) day period commencing on the later of (x) the date of closing of the offering of the Securities or (y) the date of the first offer of the Securities to persons other than distributors (the "Restricted Period"), as certified by Purchaser to SELLER;

     vi) The transactions contemplated by this Agreement (a) have not been and will not be pre-arranged by Purchaser with a purchaser located in the United States or a purchaser which is a U. S. Person, and (b) are not and will not be part of a plan or scheme by Purchaser, to evade the registration provisions of the 1933 Act;

     vii) Purchaser understands that the Securities are not registered under the 1933 Act and are being offered and sold to it in reliance on specific exclusions from the registration requirements of Federal and State securities laws, and that SELLER is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exclusions and the suitability of Purchaser to acquire these Securities.

     viii) Purchaser shall take all reasonable steps to ensure its compliance with Regulation S and shall promptly send to each purchaser which acts as a distributor, dealer or a person receiving a selling concession, fee or other remuneration in respect of any of the Securities, who purchases prior to the expiration of the Restricted Period referred to in subparagraph (v) above, a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales as Purchaser pursuant to Rule 903 of Regulation S;

     ix) Purchaser has not conducted and shall not conduct any "directed selling efforts" as that term is defined in Rule 902(b) of Regulation S; nor has Purchaser conducted any sale of any of the Securities in the United States or elsewhere;

     x) This Agreement has been duly authorized, validly executed and delivered on behalf of Purchaser and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally;

     xi) The execution and delivery of this Agreement and the consummation of the purchase of the Securities and the transactions contemplated by the Agreement do not and will not conflict or result in a breach by the Purchaser of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws (or similar constitutive documents) of the Purchaser, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Purchaser is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any State thereof or any applicable decrees, judgment, or order of any Federal or State court, Federal or other governmental body having jurisdiction over the Purchaser or any of its properties or assets;

     xii) All invitations, offers and sales of or in respect of any of the Securities, by Purchaser and by distribution by Purchaser of any documents relating to any offer by it of any of the Securities will be in compliance with applicable laws and regulations and will be made in such a manner that no prospectus need be filed and no other filing need be made by SELLER with any regulatory authority or stock exchange in any country or any political subdivision of any country;

     xiii) Purchaser will not make any offer or sale of the Securities by any means which would not comply with the laws and regulation of the territory in which such offer or sale takes place or to which such offer or sale is subject or which would in connection with any such offer or sale impose upon SELLER any obligation to satisfy any public filing or registration requirement or provide or publish any information of any kind whatsoever or otherwise undertake or become obligated to do any act; and

     xiv) During the Restricted Period, neither the Purchaser nor any of its affiliates has entered, has the intention of entering, or will during the Restricted Period enter into any put option, short position or other similar instrument or position with respect to any of the Securities or securities of the same class as the Securities.

     b) No Government Recommendation or Approval.     Purchaser understands
that no Federal or State or foreign government agency has passed on or made any recommendation or endorsement of the Securities.

     c) Current Public Information. Purchaser acknowledges that it and its advisors, if any, have had access to or have been furnished with all materials relating to the business, finances and operations of SELLER and all materials relating to the offer and sale of the Securities which have been requested by Purchaser. Purchaser further acknowledges that it and its advisors, if any, have received complete and satisfactory answers to such inquiries.

     d) Purchaser's Sophistication.     Purchaser acknowledges that the
purchase of the Securities involves a high degree of risk, including the
total loss of Purchaser's investment.   Purchaser has such knowledge and
experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Securities.

     e) Tax Status.     Purchaser is not a "10-percent Shareholder" (as
defined in Section 871(h)(3)(b) of the U.S. Internal Revenue Code) of SELLER.

3.   SELLER Representations.
     ----------------------
     a) Reporting COMPANY Status.      SELLER is a "Reporting Issuer" as
defined by Rule 902 of Regulation S. SELLER has registered its common stock, $0.01 par value per share (the "Common Stock"), pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and trades on the New York Stock Exchange ("NYSE") and the issuance and sale of the securities under this Agreement is in compliance with the terms of the application for exemption from the listing requirements approved by the said exchange on November 13, 1995. SELLER will, upon request of Purchaser, promptly take all necessary action as may be further required by the NYSE in respect of the listing of the Common Stock issuable upon conversion of the Securities. SELLER has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of at least 12 months immediately preceding the offer and sale of the Securities (or for such shorter period that SELLER has been required to file such material).

     b) Current Public Information.     SELLER has either furnished Purchaser
with copies of its most recent reports filed under the Exchange Act referred to in Section 2(c) above, and other publicly available documents or Purchaser has had access thereto.

     c) Offshore Transaction.     SELLER has not offered any of the
Securities to any person in the United States, any identifiable groups of U.S. Citizens abroad, or to any U. S. Person, as such terms are used in Regulation S.

     i) At the time the buy order was originated, SELLER and/or its agents reasonably believe that the Purchaser was outside of the United States and was not a U. S. Person, based on the representations of Purchaser.

     ii) SELLER and/or its agents reasonably believe that the transaction has not been pre-arranged with a buyer in the United States, based on the representations of Purchaser.

     iii) No offer to buy or sell the Securities was or will be made by SELLER to any person in the United States.

     iv) The sale of the Securities by SELLER pursuant to this Agreement will be made in accordance with the provisions and requirements of Regulation S provided that the representations and warranties of Purchaser in Section 2(a) hereof are true and correct.

     v) The transactions contemplated by this Agreement (a) have not been and will not be pre-arranged by SELLER with a purchaser located in the United States or a purchaser which is a U. S. Person, and (b) are not and will not be part of a plan or scheme by SELLER to evade the registration provisions of the 1933 Act.

     d) No Directed Selling Efforts.     In regard to this transaction,
SELLER has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has SELLER conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere.

     e) Concerning the Securities.     The issuance, sale and delivery of the
Debentures have been duly authorized by all required corporate action on the part of SELLER, and when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued, fully paid and non-assessable. The Common Stock issuable upon conversion of the Debentures has been duly and validly reserved for issuance, and, upon issuance in accordance with the terms of the Debentures, shall be duly and validly issued, fully paid, and non-assessable and will not subject the holders thereof, if such persons are non-U.S.
persons, to personal liability by reason of being such holders.   There are
no pre-emptive rights of any shareholder of SELLER.

     f) Authority to Enter Agreement.   This Agreement has been duly
authorized, validly executed and delivered on behalf of SELLER, and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

     g) Non-contravention.     The execution and delivery of this Agreement
and the consummation of the issuance of the Securities, and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by SELLER of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of SELLER, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which SELLER is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any State thereof or any applicable decree, judgment, or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over SELLER or any of its properties or assets.

     h) Approvals.     SELLER is not aware of any authorization, approval or
consent of any governmental body which is legally required for the issuance and sale of the Debentures and the Common Stock issuable upon conversion thereof to persons who are non-U.S. Persons, as contemplated by this Agreement.

     i) Filings.   The COMPANY undertakes and agrees to make all necessary
filings in connection with the sale of the Debentures as required by United States laws and regulations or any domestic securities exchange or trading market.

     j) Absence of Certain Changes. Since September 30, 1995, there has been no material adverse development in the assets, liabilities, business, properties, operations, financial condition or results of operations of the COMPANY, except as disclosed in the SEC filings, or otherwise disclosed in the documents annexed hereto.

4.   Exemption:  Reliance on Representations.
     ---------------------------------------
     Purchaser understands that the offer and sale of the Securities are not being registered under the 1933 Act. SELLER and Purchaser are relying on the rules governing offers and sales made outside the United States pursuant to Regulation S.

5.   Transfer Agent Instructions.
     ---------------------------
     a) Debentures. The SELLER's transfer agent or attorney shall act as Debenture Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Debenture.
     b) Common Stock to be Issued without Restrictive Legend. Upon the conversion of any Debentures and upon receipt by the COMPANY of a facsimile or original of Purchaser's signed Purchaser Representation Letter, a copy of which is attached hereto as Exhibit 2, SELLER shall instruct SELLER's transfer agent to issue Stock Certificates without restrictive legend in the name of Purchaser (or its nominee being a non-U. S. Person) or such non-U. S. Persons as may be designated by Purchaser prior to the closing) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. SELLER warrants that no instructions other than these instructions have been given or will be given to the transfer agent and that the Common Stock shall otherwise be freely transferable on the books and records of SELLER. Nothing in this
Section 5, however, shall affect in any way Purchaser's or such nominee's obligations and agreements to comply with all applicable securities laws upon resale of the Securities.
     c) The holder of the Debenture ("Holder") is entitled, at its option, at any time commencing 60 days after issue hereof to convert any or all of the original principal amount of the Debenture into shares of Common Stock, $0.01 par value per share, of the COMPANY (the "Common Stock"), at a conversion price for each share of Common Stock equal to Eighty-two percent (82%) of the Market Price (as defined below) of the COMPANY's Common Stock. "Market
Price" shall mean the average of the lowest trade for the Common Stock for the three (3) business days immediately preceding the Conversion Date, as reported by the New York Stock Exchange ("NYSE"). Such conversion shall be effectuated by surrendering to the COMPANY, or its attorney, the original Debenture to be converted together with a facsimile or original of the signed Notice of Conversion and a facsimile or original of the signed Purchaser Representation Letter (see Exhibits 1 and 2 attached hereto) which evidences such Holder's intention to convert the Debenture or a specified portion
thereof, and accompanied by proper assignment, if applicable.   No fractional
shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded down to the nearest whole share, with the fraction paid in cash by the COMPANY. The date on which notice of conversion is effective ("Conversion Date") shall be deemed to be the date on which the Holder has delivered to the COMPANY the original Debenture, a facsimile or original of the signed Notice of Conversion and a facsimile or original of the signed Purchase Representation Letter, or, if earlier, the date set forth in such Notice of Conversion if the original Debenture and a facsimile or original of the signed Purchaser Representation Letter are received by the COMPANY within five (5) business days thereafter.

     d) Within five (5) business days after receipt of the documentation referred to above in this Section, the COMPANY shall deliver a certificate for the number of shares of Common Stock issuable upon the conversion and a check for any fraction of a share. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the Conversion Date. If the holder hereof converts more than one Debenture at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of Debentures converted. Upon a conversion in part the Company shall issue new Debentures equal in principal amount to the unconverted portion of the Debenture surrendered.

     e) The COMPANY reserves the right to call a mandatory redemption, at its discretion, of any percentage of the balance on the Debenture after the expiration of the sixty (60) day restricted period and up to twelve (12) months after issuance of this Debenture to the Purchaser. In the event the COMPANY exercises its right of redemption it shall pay the Purchaser, in U.
S. currency One hundred and twenty one and nine-tenths Percent (121.9%) of the face amount of this Debenture, or of the remaining balance on this Debenture if Purchaser has partially converted. If such right of redemption is exercised by the COMPANY, then the COMPANY shall pay accrued and unpaid interest calculated to the date of redemption. The COMPANY will notify the PURCHASER not less than 10 days prior to any mandatory redemption of the Debentures. During the 10 day period the PURCHASER shall have the right to convert such amounts as have not been converted to date.

     f) Mandatory redemption by the COMPANY shall be effected by the COMPANY notifying the Purchaser by facsimile at the number listed in this Subscription Agreement of COMPANY's intention to exercise its right of mandatory redemption. The COMPANY shall state in such notice the portion of the Debenture it intends to convert, the amount that it will pay to effectuate such redemption and the date by which the Purchaser must deliver the original Debenture to the Company's Transfer Agent. On or before the date by which the Purchaser is to deliver the original Debenture to the Transfer Agent, the COMPANY shall wire to the Transfer Agent that amount necessary to pay the Purchaser to effectuate the mandatory redemption. Once the Transfer Agent is in receipt of the original Debenture and those funds necessary to effectuate the mandatory redemption he shall wire those funds to the Purchaser and deliver to the COMPANY the original Debenture via overnight courier.

     g) Provided sufficient funds are on deposit with the Transfer Agent on the redemption date as herein described, then in such event, after the date of redemption, interest shall cease to accrue and the holder shall have no further rights under the debenture other than the right to receive payments on the redemption date.

     h) Nothing contained in the Debenture shall be deemed to establish or require payment of interest to the Purchaser at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid under the Debenture exceeds the maximum rate permitted by governing law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing law and any amounts collected in excess of the permissible amount shall be deemed a payment of principal. To the extent that such excess amount exceeds the aggregate principal amount of the Debenture, such excess shall be returned with reasonable promptness by the Holder to the COMPANY.

6.   Delivery Instructions.
     ---------------------
     The Debenture being purchased hereunder shall be delivered to the Purchaser at such time and place as shall be mutually agreed by SELLER and Purchaser.

7.   Conditions to the Company's obligation to Sell.
     ----------------------------------------------
     PURCHASER understands that COMPANY'S obligation to sell the Debentures is conditioned upon:

     a) The receipt and acceptance by the COMPANY of this Agreement as evidenced by execution of this Agreement by the President or any Vice President of the COMPANY. The acceptance of funds by the COMPANY shall be deemed to be constructive acceptance of this Agreement;

     b) Delivery to the Escrow Agent by PURCHASER of good funds as payment in full for the purchase of the Debentures; and

     c) The accuracy on the Closing Date of the representations and warranties of PURCHASER contained in this Agreement and the performance by PURCHASER on or before the Closing Date of all covenants and agreements of PURCHASER required to be performed on or before the Closing Date.

     d) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall have not been obtained.

8.   Conditions to PURCHASER'S Obligation to Purchase.
     ------------------------------------------------
     The COMPANY understands that the PURCHASER'S obligation to purchase the Debentures is conditioned upon:

     a) Acceptance by PURCHASER of an Agreement for the sale of Debentures, as indicated by execution of this Agreement;

     b) Delivery of Debentures to Escrow Agent as herein set forth;

     c) The accuracy on the Closing Date of the representations and warranties of the COMPANY contained in this Agreement and the performance by the COMPANY on or before the Closing Date of all covenants and agreements of the COMPANY required to be performed on or before the Closing Date; and

     d) Delivery to the Escrow Agent of an opinion of counsel for the COMPANY, dated the Closing Date and addressed to PURCHASER, in the form attached hereto as Annex III.

9.   Offering Materials.
     ------------------
     All offering materials and documents used in connection with offers and sales of the Securities prior to the expiration of the Restricted Period referred to in Section 2(a)(v) hereof shall include statements to the effect that the Securities have not been registered under the 1933 Act or applicable state securities laws, and that neither Purchaser, nor any direct or indirect purchaser of the Securities from Purchaser, may directly or indirectly offer or sell the Securities in the United States or to U. S. Persons (other than distributors) unless the Securities are registered under the 1933 Act or any applicable state securities laws, or any exemption from the registration requirements of the 1933 Act or such state securities laws is available. Such statements shall appear (1) on the cover of any prospectus or offering circular used in connection with the offer or sale of the Securities, (2) in the underwriting section of any prospectus or offering circular used in connection with the offer or sale of the Securities, and (3) in any advertisement made or issued by SELLER, Purchaser, any other distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

10.  Registration of the Securities.
     ------------------------------
     COMPANY agrees that, upon demand of a majority interest of the then holders of the Securities as a result of a regulatory development including, but not limited to, an amendment or proposed amendment of Regulation S, or a "no-action" or interpretive guidance from the Securities and Exchange Commission, which call into question the ability of PURCHASER to resell the Securities without registration, COMPANY will promptly file, and use its reasonable best efforts to cause to become effective a registration statement on Form S-3 and relevant blue sky laws under the 1933 Act covering the resale of the Shares issuable upon conversion of the Debentures. Any such registration statement shall remain effective for up to twelve (12) months, or until all of the Securities are sold, whichever is earlier. The COMPANY shall provide the PURCHASER with such number of copies of the prospectus as shall be reasonably requested to facilitate the sale of the Shares issuable upon conversion of the Debentures. The COMPANY shall bear and pay all expenses incurred in connection with any such registration, excluding discounts and commissions.

11.  Further Offerings.
     -----------------
     Company agrees, that it will not register or offer for sale or sell any securities which would be available for trading during the period commencing on the closing date and ending on June 7, 1996 other than the shares issuable upon conversion of the Debentures issued to purchaser or other purchasers contemporaneously herewith. Company hereby warrants that it has not engaged in any such offerings during the six months prior to the closing date except as disclosed in Annex V.

12.  Notices.
     -------
     Any notice required or permitted hereundershall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following address, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:
    DDL Electronics, Inc.
 			2151 Anchor Court
 			Newbury Park, California  91320
 			Attn. : Gregory L. Horton
 			President and Chief Executive Officer

PURCHASER:		At the address set forth on the last page of this Agreement.

ESCROW AGENT:
    Krieger & Prager, Esqs.
 			319 Fifth Avenue
 			New York, NY  10016

13.  No Shareholder Approval.
     -----------------------
     SELLER hereby agrees that prior to the Closing Date it will take all appropriate action to authorize the issuance of Common Stock upon the conversion of the Debentures and that no shareholder approval is required for such action.

14.  Miscellaneous.
     -------------
     a) Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties, and neither party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

     b) Purchaser is an independent contractor, and is not the agent of SELLER. Purchaser is not authorized to bind SELLER, or to make any representations or warranties on behalf of SELLER.

     c) SELLER makes no representations or warranty with respect to SELLER, its finances, assets, business prospects or otherwise. Purchaser will advise each purchaser, if any, and potential purchaser of the Securities, of the foregoing sentence, and that such purchaser is relying on its own investigation with respect to all such matters, and that such purchaser will be given access to any and all documents and SELLER personnel as it may reasonably request for such investigation.

     d) All representations and warranties contained in this Agreement by SELLER and Purchaser shall survive the closing of the transactions contemplated by this Agreement.

     This Agreement shall be construed in accordance with the internal laws of the State of California, and shall be binding upon the successors and assigns of each party hereto. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original. Wherever used, the singular number shall include the plural, and the plural the singular, and the use of any gender shall be applicable to all genders.

     IN WITNESS HEREOF, the undersigned have executed this Agreement as of the date first set forth above.


Official Signatory of  SELLER:

DDL ELECTRONICS, INC.



By:  /s/ Gregory L. Horton
    -----------------------
       Gregory L. Horton

Title: President


<PAGE

Official Signatory of Purchaser:



By: ________________________________

Title: _______________________________



Address 0f  Purchaser:

______________________________________

______________________________________

______________________________________

______________________________________

Telephone: ___________________________

Fax: _________________________________

                          Exhibit 1

                     NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Debentures.)

The undersigned hereby irrevocably elects, as of ____ _____________, 199__ to convert $ _____________________ of the Debentures into Shares of Common Stock of DDL ELECTRONICS, INC. (the "COMPANY") according to the conditions set forth in the Subscription Agreement dated _____________________, 199__.

The undersigned represents that it is not a U. S. Person as defined in Regulation S promulgated under the Securities Act of 1933, as amended, and is not converting the Debentures on behalf of any U.S. Person.



Date of Conversion **
______________________________________________

Applicable Conversion Price
______________________________________________

Signature ____________________________________
		[Name]

Address
______________________________________________

______________________________________________

Phone ______________     Fax__________________


** The original Debenture and a facsimile or original of the signed Purchaser Representation Letter must be received by the COMPANY by the fifth business day following the date of Conversion.

Exhibit 2

PURCHASER REPRESENTATION LETTER

Dear Sirs:

The undersigned, _____________________________________ , has purchased on _________________________ , 1996, ________________________ Convertible
Debentures of DDL ELECTRONICS, INC. ( the "COMPANY") in the amount of $___________________, (the "Debentures"). In connection with such purchase, the undersigned, has executed and delivered a subscription agreement ("Subscription Agreement") of your design. As the sixty day (60) transaction period has expired, the undersigned hereby requests that the Debentures be transferred into "Street Name" of _________________________ .

	The undersigned represents and warrants and follows:

1.	The offer to purchase the Debentures was made to it outside of the
United States and the undersigned was, at the time the Subscription Agreement was executed and delivered, and is now, outside the United States;

2.	It is not a U. S. Person (as such term is defined in Section 902(a) of
Regulation S. promulgated under the United States Securities Act of 1933 (the "Securities Act"); and it has purchased the Debentures for its own account and not for the account or benefit of any U. S. Person;

3	All offers and sales by the undersigned of the Debentures shall be made pursuant to an effective registration statement under the Securities Act or pursuant to and exemption from, or in a transaction not subject to the registration requirements of, the Securities Act;

4.	It is familiar with and understands the terms, conditions and requirements contained in Regulation S and definitions of U.S. Persons contained in Regulation S;

5.	The undersigned has not engaged in any "directed selling efforts" (as such term is defined in Regulation S) with respect to the Debentures or the Common Stock that is issuable upon conversion;

6.	The purpose for this request is to facilitate the management of the undersigned's investment accounts.

7.	The undersigned has not entered into any short sales with respect to the Common Stock of SELLER that during the Restricted Period,

Dated this ___________ day of the month of _______________________________, 1996.

By:


_______________________________         _____________________________
Official Signature of Purchaser		      	Title or Country of Execution

                           FORM OF DEBENTURE



    10.0%  Cumulative Convertible Debenture due February 28, 1997.




      THIS DEBENTURE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER ( THE "1933 ACT" ), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U. S. PERSONS (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE 1933 ACT ), FOR A PERIOD OF SIXTY (60) DAYS AFTER COMPLETION OF THE OFFERING PURSUANT TO WHICH THIS DEBENTURE WAS ISSUED, AND THEREAFTER MAY ONLY BE OFFERED OR SOLD PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.


10.0%  Cumulative Convertible Debenture due February 28, 1997.

$ ______________________

Number  ________________


      For value received , DDL Electronics, INC., a Delaware corporation (the "Company") , hereby promises to pay to ________________________ or
registered assigns   (the "Holder")  on February 28, 1997 (the "Maturity
Date"),  the principal amount of ______________________ ($ _________________)
U.S., and to pay interest on the principal amount hereof, in such amounts, at such times and on such terms and conditions as are specified herein.


1.   Interest.
     --------
     The Company shall pay interest on the unpaid principal amount of this Debenture (the "Debenture") at the rate of Ten Percent (10.0%) per year, payable annually in arrears until the principal hereof is paid in full or has been converted. Interest on this Debenture shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from February 28, 1996. Interest shall be computed on the basis of a 360 day year of twelve, 30 day months. If the Holder shall convert this Debenture during any quarter or if the Company shall elect to redeem the Debentures, the Company shall pay to the Holder, upon conversion or redemption, the pro-rata portion of accrued interest payable through the conversion date.


2.   Method Of Payment.
     -----------------
     This Debenture must be surrendered to the Company in order for the Holder to receive payment of the principal amount hereof. The Holder shall have the option of receiving the interest on this Debenture in United States dollars or in common stock upon conversion pursuant to Article 3 hereof. The Company may draw a check for the payment of interest to the order of the Holder of this Debenture and mail it to the Holder's address as shown on the
Register  (as defined in Section  7.2   below).   Interest and principal
payments shall be subject to withholding under applicable United States Federal Internal Revenue Service Regulations.

3.   Conversion.
     ----------
     a) Conversion Privilege

     i) The Holder of this Debenture shall have the right, at its option, to convert it into shares of common stock, par value $0.01 per share, of the Company ("Common Stock") at any time which is before the close of business on the Maturity Date, except as set forth in Section 3.1 (d) below. The number of shares of Common Stock issuable upon the conversion of this Debenture is determined by dividing the principal amount hereof to be converted plus all accrued and unpaid interest thereon minus any required withholding by the conversion price in effect on the Conversion Date (as defined in paragraph (b) of Section 3.2 below) and rounding the result to the nearest whole share .

     ii) The conversion price shall be Eighty-two Percent (82%) of the Market Price (as defined hereafter) of the Company's Common Stock.

     iii) Less than all of the principal amount of this Debenture may be converted into Common Stock, if the portion converted is $10,000 or a whole multiple of $10,000 and the provisions of this Article 3 that apply to the conversion of all of the Debenture shall also apply to the conversion of a portion of it. If less than all of the principal amount of this Debenture is converted, all accrued and unpaid interest on this Debenture shall be added to the amount converted and shall be deemed to be paid and discharged thereby. This Debenture may not be converted, whether in whole or in part, until sixty (60) days following the closing of the purchase of this Debenture.

     iv) In the event all or any portion of this Debenture remains outstanding on the first anniversary of the date hereof and provided no Event of Default exists, the unconverted portion of such Debenture, together with accrued interest will automatically be converted into shares of Common Stock at the rate of 82% of the Market Price on such date in the manner set forth in this Section 3.1.


     b) Conversion Procedure

     i) The holder of the Debenture ("Holder") is entitled, at its option, at any time commencing 60 days after issue hereof to convert any or all of the original principal amount of the Debenture into shares of Common Stock, $0.01 par value per share, of the COMPANY (the "Common Stock"), at a conversion price for each share of Common Stock equal to Eighty-two percent (82%) of the Market Price (as defined below) of the COMPANY's Common Stock. "Market Price" shall mean the average of the lowest trade for the Common Stock for the three (3) business days immediately preceding the Conversion Date, as reported by the New York Stock Exchange ("NYSE"). Such conversion shall be effectuated by surrendering to the COMPANY, or its attorney, the original Debenture to be converted together with a facsimile or original of the signed Notice of Conversion and a facsimile or original of the signed Purchaser Representation Letter (see Exhibits 1 and 2 attached hereto) which evidences such Holder's intention to convert the Debenture or a specified portion
thereof, and accompanied by proper assignment, if applicable.   No fractional
shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded down to the nearest whole share, with the fraction paid in cash by the COMPANY. The date on which notice of conversion is effective ("Conversion Date") shall be deemed to be the date on which the Holder has delivered to the COMPANY the original Debenture, a facsimile or original of the signed Notice of Conversion and a facsimile or original of the signed Purchase Representation Letter, or, if earlier, the date set forth in such Notice of Conversion if the original Debenture and a facsimile or original of the signed Purchaser Representation Letter are received by the COMPANY within five (5) business days after such date.

     ii) Within five (5) business days after receipt of the documentation referred to above in this Section, the COMPANY shall deliver a certificate for the number of shares of Common Stock issuable upon the conversion and a check for any fraction of a share. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the Conversion Date. If the holder hereof converts more than one Debenture at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of Debentures converted. Upon a conversion in part the Company shall issue new Debentures equal in principal amount to the unconverted portion of the Debenture surrendered.

     iii) The COMPANY reserves the right to call a mandatory redemption, at its discretion, of any percentage of the balance on the Debenture after the expiration of the sixty (60) day restricted period and up to twelve (12) months after issuance of this Debenture to the Purchaser. In the event the COMPANY exercises its right of redemption it shall pay the Purchaser, in U.
S. currency One hundred and twenty one and nine-tenths Percent (121.9%) of the face amount of this Debenture, or of the remaining balance on this Debenture if Purchaser has partially converted. If such right of redemption is exercised by the COMPANY, then the COMPANY shall also pay accrued and unpaid interest calculated to the date of redemption. The COMPANY will notify the PURCHASER 10 days prior to any mandatory redemption of the Debentures. During the 10 day period, the PURCHASER shall have the right to convert such amounts as have not been converted to date.

     c) Mandatory Redemption

     i) Mandatory redemption by the COMPANY shall be effected by the COMPANY notifying the Purchaser by facsimile at the number listed in this Subscription Agreement of COMPANY's intention to exercise its right of mandatory redemption. The COMPANY shall state in such notice the portion of the Debenture it intends to redeem, the amount that it will pay to effectuate such redemption and the date by which the Purchaser must deliver the original Debenture to the Company's Transfer Agent. On or before the date by which the Purchaser is to deliver the original Debenture to the Transfer Agent, the COMPANY shall wire to the Transfer Agent that amount necessary to pay the Purchaser to effectuate the mandatory redemption. Once the Transfer Agent is in receipt of the original Debenture and those funds necessary to effectuate the mandatory redemption he shall wire those funds to the Purchaser and deliver to the COMPANY the original Debenture via overnight courier.

Provided sufficient funds are on deposit with the Transfer Agent on the redemption date as herein described, then in such event, after the date of redemption, interest shall cease to accrue and the holder shall have no further rights under this debenture other than the right to receive payments on the redemption date.

     ii) Nothing contained in this Debenture shall be deemed to establish or require the payment of interest to the Holder at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid under this Debenture exceeds the maximum rate permitted by governing law, the rate of interest required to be paid hereunder shall be automatically reduced to the maximum rate permitted under the governing law and any amounts collected in excess of the permissible amount shall be deemed a payment of principal. To the extent that such excess amount exceeds the aggregate principal amount of this Debenture, such excess shall be returned with reasonable promptness by the Holder to the Company.

     d) Fractional Shares. The Company shall not issue a fractional share of Common Stock upon the conversion of this Debenture. Instead, the Company shall pay in lieu of any fractional share the cash value thereof at the then current Market Price of the Common Stock as determined under Section 3.8 below.

     e) Taxes on Conversion. The Company shall pay any documentary , stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion of this Debenture. However, the Holder shall pay any such tax which is due because the shares are issues in a name other than its name.

     f) Company to Reserve Stock. The Company shall reserve out of its authorized but unissued Common Stock or Common Stock held in treasury enough shares of Common Stock to permit the conversion of this Debenture. All shares of Common Stock which may be issued upon the conversion hereof shall be fully paid and nonassessable.

     g) Restrictions on Transfer. This Debenture and the Common Stock issuable upon the conversion hereof have not been registered under the Securities Act of 1933, as amended, (the "Act" ) and have been sold
pursuant to Regulation  S  Under the Act ("Regulation  S") .   The Debenture
may not be transferred or resold in the United States, or to a U.S. Person, or to or for the account or benefit of a U.S. Person (as defined in Regulation S) for a period of sixty (60) days from the date hereof and thereafter this Debenture and the Common Stock issuable upon the conversion thereof may only be offered or sold pursuant to registration under or an exemption from the Act.

     h) Market Price. For the purpose of any computation referenced in this Debenture, "Market Price" shall mean the average of the lowest trade for the Common Stock for the three (3) business days immediately preceding the Conversion Date, as reported by the New York Stock Exchange ("NYSE").

     i)  Mergers, Etc.   If the Company merges or consolidates with another
corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a Holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable to those provided for in this Article 3.

4.   Mergers.
     -------
     The Company shall not consolidate or merge into, or transfer all or substantially all of its assets to, any person, unless such person assumes the obligations of the Company under this Debenture and immediately after such transaction no Event of Default exists. Any reference herein to the Company shall refer to such surviving or transferee corporation and the obligations of the Company shall terminate upon such assumption.

5.   Reports.
     -------
     The Company will mail to the Holder hereof at its address as shown on the Register a copy of any annual, quarterly or current report that it files with the Securities and Exchange Commission promptly after the filing thereof and a copy of any annual, quarterly or other report or proxy statement that it gives to its shareholders generally at the time such report or statement is sent to shareholders.

6.   Defaults and Remedies.
     ---------------------
     a)  Events of Default.   An "Event of Default" occurs if (a)  the
Company does not make the payment of the principal of this Debenture when the same becomes due and payable at maturity, upon redemption or otherwise, (b) the Company does not make a payment, other than a payment of principal, for a period of 5 days after same becomes due and payable, (c) the Company fails to comply with any of its other agreements in this Debenture and such failure continues for the period and after the notice specified below, (d) the Company pursuant to or within the meaning of any Bankruptcy Law (as hereinafter defined): (i) commences a voluntary case; (ii) consents to the entry of an order for relief against it in an involuntary case; (iii) consents to the appointment of a Custodian ( as hereinafter defined) of it or for all or substantially all of its property or (iv) makes a general assignment for the benefit of its creditors or (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Company in an involuntary case; (B) appoints a Custodian of the Company or for all or substantially all of its property or
(C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 60 days. As used in this Section 6.1, the term "Bankruptcy Law" means Title 11 of the United States Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy law.

     b)  Acceleration.   If an Event of Default occurs and is continuing,
the Holder hereof by notice to the Company, may declare the principal of and accrued interest on this Debenture to be due and payable. Upon such declaration, the principal and interest hereof shall be due and payable immediately.

7.   Registered Debentures.
     ---------------------
     a) Series.   This Debenture is one of a numbered series of Debentures
having an aggregate principal amount of not more than $3,500,000 which are identical except as to the principal amount and date of issuance thereof and as to any restriction on the transfer thereof in order to comply with the Securities Act of 1933 and the regulations of the Securities and Exchange Commission promulgated thereunder. Such Debentures are referred to herein collectively as the "Debentures". The Debentures shall be issued in whole multiples of $10,000.

     b)  Record Ownership.   The Company, or its attorney,  shall maintain a
register of the holders of the Debentures (the "Register") showing their names and addresses and the serial numbers and principal amounts of Debentures issued to or transferred of record by them from time to time. The Register may be maintained in electronic magnetic or other computerized form. The Company may treat the person named as the Holder of this Debenture in the register and as the sole owner of this Debenture. The Holder of this Debenture is the person exclusively entitled to receive payments of interest on this Debenture, convert it into Common Stock and otherwise exercise all of the rights and powers as the absolute owner hereof.

     c)  Registration of Transfer.   Transfers of this Debenture may be
registered on the books of the Company maintained for such purpose pursuant to Section 7.2. above (i.e., the Register). Transfers shall be registered when this Debenture is presented to the Company with a request to register the transfer hereof and the Debenture is duly endorsed by the appropriate person, reasonable assurances are given that the endorsements are genuine and effective, and the Company has received evidence satisfactory to it that such transfer is rightful and in compliance with all applicable laws, including tax laws and state and federal securities laws. When this Debenture is presented for transfer and duly transferred hereunder, it shall be canceled and a new Debenture showing the name of the transferee as the record holder thereof shall be issued in lieu hereof. When this Debenture is presented to the Company with a reasonable request to exchange it for an equal principal amount of Debentures of other denominations, the Company shall make such exchange and shall cancel this Debenture and issue in lieu thereof Debentures having a total principal amount equal to this Debenture in the denominations requested by the Holder. No transfer of this Debenture shall be made to any U. S. Person as that term is defined in Regulation S.

     d)   Worn or Lost Debentures.   If this Debenture becomes worn, defaced
or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Debenture in lieu hereof upon its surrender. Where the Holder of this Debenture claims that the Debenture has been lost, destroyed or wrongfully taken, the Company shall issue a new Debenture in place of the original Debenture if the Holder so requests by written notice to the Company actually received by the Company before it is notified that the Debenture has been acquired by a bona fide purchaser and the Holder has delivered to the Company an indemnity bond in such amount and issued by such surety as the Company deems satisfactory together with and affidavit of the Holder setting forth the facts concerning such loss, destruction or wrongful taking and such other information in such form with such proof or verification as the Company may request.

8.   Notices.
     -------
     Any notice which is required or convenient under the terms of this Debenture shall be duly given if it is in writing and delivered in person or mailed by first class mail, postage prepaid and directed to the Holder of the debenture at its address as it appears on the Register or if to the Company to its principal executive offices. The time when such notice is sent shall be the time of the giving of the notice.

9.   Time.
     ----
     Where this Debenture authorizes or requires the payment of money or the performance of a condition or obligation on a Saturday or Sunday or a public holiday, or authorizes or requires the payment of money or the performance of a condition obligation within, before or after a period of time ends on a

Saturday or a Sunday or a public holiday, such payment may be made or condition or obligation performed on the next succeeding business day, with the same force and effect as if made or performed in accordance with the terms of this Debenture. Where time is extended by virtue of the provisions in Article 9, such extended time shall not be included in the computation of interest. A "business day" shall mean a day on which the banks in California are not required or allowed to be closed.

10.   Waivers.
      -------
      The holders of a majority in principal amount of the Debentures may waive a default or rescind the declaration of an Event of Default and its consequences except for a default in respect of conversion or in the payment of principal or interest on any Debenture.

11.  Rules of Construction.
     ---------------------
     In this Debenture, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and
when the sense so indicates,   words of the neuter gender refer to any
gender. The numbers and titles of sections contained in the Debenture are inserted for convenience of reference only, and they neither form a part of this Debenture not are they to be used in the construction or
interpretation hereof.   Wherever, in this Debenture, a  determination of the
Company is required or allowed, such determination shall be made by a majority of the Board of Directors of the Company and if it is made in good faith, it shall be conclusive and binding upon the Company and the Holder of this Debenture.


12.  Governing Law.
     -------------
     The validity, terms, performance and enforcement of this Debenture shall be governed and constructed by the provisions hereof and in accordance with the laws of the State of California applicable to agreements that are negotiated, executed, delivered and performed solely in the State of California.

IN WITNESS WHEREOF, the Company has duly executed this Debenture as of the date first written above.



DDL ELECTRONICS,  INC.


BY:
     --------------------------
NAME:  GREGORY L. HORTON

TITLE: PRESIDENT AND CHIEF EXECUTIVE OFFICER

                       Assignment of Debenture


The undersigned hereby sell(s) and assign(s) and transfer(s) unto

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________
         ( name, address, and SSN or EIN of assignee)


________________________________________________________________________
(principal amount of Debenture, $10,000 or integral multiples of $10,000)

of principal amount of this Debenture together with all accrued and unpaid interest hereon.


Date:  ____________________

Signed:____________________


(signature must conform in all respects to name of holder shown of face of Debenture)


Signature Guaranteed:

                                                         EXHIBIT 10.2
                                                         SCHEDULE A



                            DDL ELECTRONICS, INC.
           PURCHASERS OF 10% CUMULATIVE CONVERTIBLE DEBENTURES




DEBENTURE NO.             NAME                           PRINCIPAL AMOUNT
- ------------     -----------------------------          ------------------

    101          FTS WORLDWIDE CORP.                       $800,000


    102          EUROFACTORS INTERNATIONAL, INC.           $500,000


    103          PETROLA, INC.                             $750,000


    104          BARRAS INVESTMENTS INC.                   $750,000


    105          BRIDGE LTD.                               $500,000


    106          THE TAILWIND FUND LTD.                    $200,000